 EXHIBIT 10.9
CONFIDENTIAL TREATMENT REQUESTED -- CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Amendment No. 3 to Turnkey Engineering, Procurement
and Construction Agreement

This Amendment No. 3 to Turnkey Engineering, Procurement and Construction Agreement for Solar Photovoltaic Generating Facility (this “Amendment”), is made and entered into as of this 26th day of March 2009, by and among Florida Power and Light Company (“FPL”) and SunPower Corporation, Systems (“Contractor”, together with FPL, the “Parties”, individually, a “Party”).

W I T N E S S E T H:

WHEREAS, the Parties entered into that certain Turnkey Engineering, Procurement and Construction Agreement for Solar Photovoltaic Generating Facility, dated as of July 3, 2008 (as amended by Amendment 1 to Turnkey Engineering, Procurement and Construction Agreement for Solar Photovoltaic Generating Facility, dated as of October 7, 2008 and Amendment 2 to Turnkey Engineering, Procurement and Construction Agreement for Solar Photovoltaic Generating Facility, dated as of November 25, 2008   the “Agreement”); and

WHEREAS, the Parties have agreed to amend the Agreement as set forth in this Amendment; and

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby agree as follows:

1. Section 1.1.71 shall be amended by deleting the same in its entirety and inserting the following in lieu thereof: “1.1.71 “Guaranteed Provisional Acceptance Date” means ***, the date which Contractor guarantees that the Project shall achieve Provisional Acceptance, as such date may be extended in accordance with the terms hereof.”

2. The Agreement shall be amended by deleting Section 7.4.3 of Appendix A Scope of Work in its entirety and inserting the following in lieu thereof: “***

3. The Agreement shall be amended by deleting “Appendix C” of the Agreement in its entirety and inserting “Appendix C” to this Amendment in lieu thereof.

4. The Agreement shall be amended by deleting “Appendix N” of the Agreement in its entirety and inserting “Appendix N” to this Amendment in lieu thereof.

5. This Amendment is executed in connection with, and is deemed to be a part of, the Agreement.  Upon the execution of this Amendment, this Amendment shall thereafter automatically become a part of the Agreement.  Wherever the terms of this Amendment and the terms of the Agreement are in conflict, the terms of this Amendment shall govern and control.  Capitalized terms used herein, unless otherwise defined in this Amendment, shall have the meanings ascribed to them in the Agreement.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

6. The execution, delivery, and performance of this Amendment has been duly authorized by all requisite corporation action and this Amendment constitutes the legal, valid and binding obligation of FPL and Contractor, enforceable against each Party in accordance with its terms.

7. If any one or more of the provisions of this Amendment should be ruled illegal, wholly or partly invalid or unenforceable by a court or other government body of competent jurisdiction under present or future laws, then:  (i) the validity and enforceability of all provisions of this Amendment not ruled to be invalid or unenforceable shall be unaffected and remain in full force and effect; (ii) the effect of the ruling shall be limited to the jurisdiction of the court or other government body making the ruling; (iii) the provision(s) held illegal, wholly or partly invalid or unenforceable shall be deemed amended, and the court or other government body is authorized to reform the provision(s), to the minimum extent necessary to render them valid and enforceable in conformity with the Parties’ intent as manifested herein.

8. The Parties acknowledge and agree that this Amendment may be executed in multiple counterparts, and transmitted via telecopy, each such counterpart (whether transmitted via telecopy or otherwise), when executed, shall constitute an integral part of one and the same agreement between the Parties.

9. Except as expressly modified by this Amendment, all of the terms, conditions, covenants, agreements and understandings contained in the Agreement shall remain unchanged and in full force and effect, and the same are hereby expressly ratified and confirmed by the Parties.

 [BALANCE OF PAGE INTENTIONALLY LEFT BLANK.  SIGNATURES TO FOLLOW]

IN WITNESS WHEREOF, the Parties have affixed their signatures, effective on the date first written above.

Florida Power & Light Company

By:           /s/ William Yeager
Name:      William Yeager
Title:        Vice President

SunPower Corporation, Systems

By:           /s/ Howard Wenger
Name:      Howard Wenger
Title:        Executive Vice President

[Signature Page to Amendment 3 to Agreement]

APPENDIX C

CRITICAL MILESTONES & MILESTONES

DESOTO

1. Mobilize for Construction	***
2. Begin Bearing Pedestals	***
3. Bearing Pedestals 50% Complete	***
4. Electrical Interconnection Complete	***
5. Bearing Pedestals Complete	***
6. Torque Arms Installed Complete	***
7. PV Modules 100% Delivered	***
8. Communications Infrastructure for DAS Complete	***
9. Tracker Erection Complete	***
10. PV Modules Installed Complete	***
11. Electrical Construction Complete	***
12. Provisional Acceptance	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Revised 3/25/09

Revised 3-25-09

APPENDIX N - Termination Payment Schedule

Schedule of Termination of Values

Termination Dollars Due*	% Owed of Total Contract Price	If Terminated After:
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*Termination values are based on a Contract Price of $***. If the Contract Price is adjusted pursuant to the Agreement, the termination values shall be adjusted to the product of the adjusted Contract Price and the applicable "% Owed of Total Contract Price" for a given termination value.

Note:
The Termination Payment due and payable upon a termination on or prior to January 1, 2009, shall be the applicable amount provided for under the column "Termination Dollars Due" for a termination on or after a date specified under the column "If Terminated After" less the aggregate amount of the Contract Price paid by FPL to Contractor as of such date. The Termination Payment due and payable upon a termination after January 1, 2009 shall be the greater of: (1) the applicable amount provided for under the column "Termination Dollars Due" for a termination on or after a date specified under the column "If Terminated After" less the aggregate amount of the Contract Price paid by FPL to Contractor as of such date and (2) the aggregate amount of outstanding approved and unpaid Requests for Payment made pursuant to the Agreement which entitle Contractor to payment in accordance with the Construction and Milestone Payment Schedule.  If FPL issues a Notice to Proceed before January 1, 2009, the parties will consider, in their sole discretion, amending by mutual agreement the dates stated in this Appendix N.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.